================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 2, 2006


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


               000-51521                                52-1862719
--------------------------------------------------------------------------------
       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
--------------------------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2006, Williams Scotsman International, Inc. (the "Company" or "we") issued a press release announcing its results of operations for the first quarter ended March 31, 2006. Due to a typographical error, earnings
(loss) per share - basic and diluted for the quarter ended March 31, 2005 was incorrectly reported as $(0.13) per share. The correct amount of earnings
(loss) per share - basic and diluted for the quarter ended March 31, 2005 was $(0.03) per share.


                                       2
------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WILLIAMS SCOTSMAN INTERNATIONAL,
                                             INC.


                                             By:  /s/ Robert C. Singer
                                                  ---------------------
                                                  Robert C. Singer
                                                  Chief Financial Officer

Dated: May 2, 2006




                                       3
------------------------------------------------------------------------------